Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 26, 2019 (“Effective Date”), is by and among Patterson-UTI Energy, Inc., a Delaware corporation (“Borrower”), the Lenders party hereto (as defined below), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as the issuer of letters of credit under the Credit Agreement referred to below (in such capacity, an “L/C Issuer”), and as  the swing line lender under the Credit Agreement referred to below (in such capacity, the “Swing Line Lender”).

RECITALS

A.Reference is hereby made to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of March 27, 2018, among the Borrower, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the financial institutions party thereto from time to time as lenders (the “Lenders”).

B.The Borrower has requested that the Lenders and L/C Issuer make certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms; Interpretation and Provisions.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the respective meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.Amendments to Credit Agreement.

(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Performance Letter of Credit” means any Letter of Credit that represents an irrevocable obligation to the beneficiary on the part of the applicable L/C Issuer to make payment on account of any default by the Borrower or other account party in the performance of a non-financial or commercial obligation.

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(b)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by replacing the defined terms “Eurodollar Rate”, “Interest Period”, “Letter of Credit Expiration Date” and “Maturity Date” in their entirety with the following corresponding terms:

“Eurodollar Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 3.03(b), (a) for any interest rate calculation with respect to a Eurodollar Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period; provided that, if, for any reason, such rate is not so published then “Eurodollar Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; and (b) for any interest rate calculation with respect to a Daily One Month LIBOR only, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to one month (commencing on the date that is two Business Days after the date of determination) as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day; provided that, if, for any reason, such rate is not so published then “Daily One Month LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.  Each calculation by the Administrative Agent of Eurodollar Rate or Daily One Month LIBOR shall be conclusive and binding for all purposes, absent manifest error.  Notwithstanding the foregoing, (x) neither the Eurodollar Rate nor the Daily One Month LIBOR (including, without limitation, any Replacement Rate with respect thereto) shall for any purpose be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(b), in the event that a Replacement Rate with respect to Eurodollar Rate is implemented, then all references herein to the Eurodollar Rate shall be deemed references to such Replacement Rate (including the corresponding rate that would apply for the Daily One Month LIBOR determination).

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date that is one week or one, two, three, six, or, if available to all Lenders, twelve months thereafter, in each case as selected by the Borrower in its Loan Notice; provided that:

(a)

any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)	any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the

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calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)	no Interest Period shall extend beyond the latest Maturity Date.

“Letter of Credit Expiration Date” means the day that is not later than six months after the latest Maturity Date or, if such day is not a Business Day, the next preceding Business Day.

“Maturity Date” means the earlier of (a) March 27, 2024, as such day may be extended pursuant to Section 2.17, and (b) the earlier termination in whole of the Commitments pursuant to Section 2.06(a) or Section 8.02.

(c)Section 1.02 (Other Interpretive Provisions) of the Credit Agreement is amended by adding a new clause (d) thereto as follows:

(d)  Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such division or allocation), as if it were a merger, transfer, amalgamation, consolidation, assignment, sale, disposition, or similar term, as applicable, to, of, or with a separate Person.  Any series of limited liability company, limited partnership or trust and any entity surviving or resulting from the division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each series of a limited liability company or entity surviving or resulting from the division of any limited liability company that is a Subsidiary, joint venture, or any other like term shall also constitute such a Person or entity).

(d)Sub-paragraph (j) of Section 2.03 (Letter of Credit Fees) of the Credit Agreement is hereby amended and restated as follows:

(j) Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate applicable to Eurodollar Rate Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however that with respect to any Performance Letter of Credit, the applicable fee shall be payable at 60% of such Applicable Rate.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  If there is any change in the Applicable Rate applicable to Eurodollar Rate Loans during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate applicable to Eurodollar Rate Loans (or, in the case of any Performance Letter of Credit, multiplied by 60% of such Applicable Rate) separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

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(e)Sub-paragraph (a) of Section 2.08 (Interest) of the Credit Agreement is hereby amended and restated as follows:

(a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to (x) the Base Rate plus the Applicable Rate for the Revolving Credit Facility, or (y) the Daily One Month LIBOR plus the Applicable Rate for the Revolving Credit Facility, as selected by the Borrower for such Swing Line Loan under the applicable Swing Line Loan Notice (and if no such selection is made with respect to a Swing Line Loan, then clause (x) shall apply as to such Swing Line Loan).

(f)The third sentence of Section 2.15(a) (The Swing Line) of the Credit Agreement is hereby amended and restated as follows:

Each Swing Line Loan shall bear interest at a rate based on (a) the Base Rate or (b) the Daily One Month LIBOR, as elected by the Borrower and specified in the notice required by Section 2.15(b).

(g)The second sentence of Section 2.15(b) (Borrowing Procedures) of the Credit Agreement is hereby amended and restated as follows:

Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, (ii) whether such Swing Line Loan shall bear interest at a rate based on (A) the Base Rate or (B) the Daily One Month LIBOR, and (iii) the requested borrowing date, which shall be a Business Day.

(h)Clause (i) of Section 2.16(a) (Defaulting Lender Adjustments) of the Credit Agreement is hereby amended by replacing the phrase “…in the definitions of Required Lenders and Required Lenders…” with the correct phrase “…in the definition of Required Lenders and…”

(i)Section 3.04(a) (Increased Costs Generally) of the Credit Agreement is hereby amended and restated as follows:

(a) Increased Costs Generally.  If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurodollar) or any other Recipient;

(ii)subject any Recipient to any Taxes with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Recipient in respect thereof (except for (A) Indemnified Taxes or Other Taxes covered by Section 3.01, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes payable by such Recipient and (C) Connection Income Taxes); or

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(iii)impose on any Recipient or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Rate Loans (or Base Rate Loans or Swing Line Loans accruing interest at the Daily One Month LIBOR) made by such Recipient or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Eurodollar Rate Loan (or Base Rate Loans or Swing Line Loans accruing interest at the Daily One Month LIBOR) or of maintaining its obligation to make any such Loan, or to increase the cost to such Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Recipient, the Borrower will pay to such Recipient, such additional amount or amounts as will compensate Recipient for such additional costs incurred or reduction suffered.

(j)Exhibit G – Swing Line Loan Notice to the Credit Agreement is replaced in its entirety with Exhibit G – Swing Line Loan Notice attached to this Agreement.

Section 3.Borrower’s Representations and Warranties.  The Borrower acknowledges, represents, warrants and agrees that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date and on the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality is true and correct in all respects as of the applicable date); (b) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of the Borrower and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (c) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; (d) there are no governmental or other third party consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Agreement; (e) no Defaults or Events of Default shall have occurred and be continuing; and (f) since the date of the financial statements most recently delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent on or before the Effective Date:

(a)the receipt by the Administrative Agent of original counterparts of this Agreement executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, and the Lenders;

(b)the receipt by the Administrative Agent of the fee letter dated as of the date of this Agreement among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC (the

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“Amendment No. 1 Fee Letter”), and the payment in full of all fees required to be paid by the Amendment No. 1 Fee Letter as of or on the Effective Date;

(c)evidence satisfactory to the Administrative Agent of the payment in full by the Borrower of all the fees and expenses required to be paid as of or on the Effective Date by Section 10.04 of the Credit Agreement or any other provision of a Loan Document to the extent invoiced prior to the Effective Date; and

(d)a customary opinion of Gibson, Dunn & Crutcher, LLP, counsel to the Borrower, addressed to the Administrative Agent and each Lender, as to the enforceability of this Agreement and the other matters reasonably requested by the Administrative Agent.

Section 5.Acknowledgments and Agreements.

(a)The Borrower acknowledges that on the date hereof and after giving effect to this Agreement, all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  The Administrative Agent, each L/C Issuer, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, each L/C Issuer or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, each L/C Issuer, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(b)The Borrower, the Administrative Agent, each L/C Issuer, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agree that its liabilities and obligations under the Credit Agreement, as amended hereby are not impaired in any respect by this Agreement.

(c)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents as amended by this Agreement.

(d)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(e)The parties hereto acknowledge and agree that the extension of the Maturity Date effected by Section 2(b) of this Agreement shall not constitute an exercise of the Maturity Date extension option set forth in Section 2.17(a) of the Credit Agreement.

Section 6.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 7.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

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Section 8.Severability.  In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 9.Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York; provided that, the Administrative Agent, each L/C Issuer, the Swing Line Lender and each Lender shall retain all rights arising under applicable federal law.

Section 10.ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By: /s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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ADMINISTRATIVE AGENT/LENDER/L/C ISSUER/SWING LINE LENDER/LENDERS:

WELLS FARGO BANK, N.A.,
as the Administrative Agent, a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Robert Corder

Name:  Robert Corder

Title:   Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,

as a Lender and an L/C Issuer

By: /s/ Scott Nickel

Name:Scott Nickel

Title:Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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U.S. BANK NATIONAL ASSOCIATION,

as a Lender and an L/C Issuer

By: /s/ Patrick Jeffery

Name:Patrick Jeffery

Title:Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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ROYAL BANK OF CANADA,

as a Lender

By: /s/ Kristan Spivey

Name:Kristan Spivey

Title:Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Tyler Ellis

Name:Tyler Ellis

Title:Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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GOLDMAN SACHS BANK USA,

as a Lender

By: /s/ Rebecca Kratz

Name:Rebecca Kratz

Title:Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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BOKF, NA DBA BANK OF TEXAS,

as a Lender

By: /s/ Marian Livingston

Name:Marian Livingston

Title:Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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COMERICA BANK,

as a Lender

By: /s/ James R. McNutt

Name:James R. McNutt

Title:Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Michael Bustios

Name:Michael Bustios

Title:Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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ZIONS BANCORPORATION dba AMEGY BANK
F/K/A ZB, N.A. dba AMEGY BANK,

as a Lender

By: /s/ Michael Threadgill

Name:Michael Threadgill

Title:VP

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
Patterson-UTI Energy, Inc.

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EXHIBIT G

FORM OF SWING LINE LOAN NOTICE

Date:  ___________, _____

To:Wells Fargo Bank, National Association, as Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Patterson-UTI Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer.

The undersigned hereby requests a Swing Line Borrowing:

1.	On _______________________________ (a Business Day).

2.        Interest:    □ Base Rate      □ Daily One Month LIBOR

3.	In the amount of $_________________.

The Swing Line Borrowing complies with the provisions of Section 2.15 of the Credit Agreement, and if an AutoBorrow Agreement is in effect on the date hereof, also complies with the terms of such AutoBorrow Agreement.

PATTERSON-UTI ENERGY, INC.,

a Delaware corporation, as Borrower

By: _________________________________
Name: _______________________________
Title: ________________________________

Exhibit G

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